UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22391

Nuveen Taxable Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 March 2019

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents
Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Fund Leverage	9
Common Share Information	11
Risk Considerations	13
Performance Overview and Holding Summaries	14
Report of Independent Registered Public Accounting Firm	16
Portfolios of Investments	17
Statement of Assets and Liabilities	25
Statement of Operations	26
Statement of Changes in Net Assets	27
Statement of Cash Flows	28
Financial Highlights	30
Notes to Financial Statements	32
Additional Fund Information	46
Glossary of Terms Used in this Report	47
Reinvest Automatically, Easily and Conveniently	49
Board Members & Officers	50

Chairman’s Letter to Shareholders
Dear Shareholders,
Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while at the same time, the U.S. Federal Reserve (Fed) had planned to continue raising interest rates into 2019.
As the new year began, economic data have remained a mixed bag, and first quarter 2019 corporate earnings reports have included both high-profile disappointments and positive surprises, although expectations were lower heading into the quarter. Market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. In fact, neither central bank currently expects to raise their respective interest rates during 2019. While the U.S. and China initially appeared to be making progress on trade talks, negotiations have stalled more recently. While these events did reduce some of the markets’ uncertainty, downside risks still exist.
Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.
We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
May 24, 2019

Portfolio Manager’s Comments
Nuveen Taxable Municipal Income Fund
(formerly known as Nuveen Build America Bond Fund) (NBB)
The Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Daniel J. Close, CFA, discusses U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Taxable Municipal Income Fund (NBB). Dan has managed NBB since its inception in April 2010.
On November 19, 2018, Nuveen Build America Bond Opportunity Fund (NBD) merged into Nuveen Build America Bond Fund (NBB), as approved by NBD shareholders in October 2018. The acquiring fund was renamed the Nuveen Taxable Municipal Income Fund and continues to trade under the ticker NBB.
As previously announced, NBB eliminated its contingent term provision and changed its principal investment policy from a policy of investing at least 80% of assets in Build America Bonds to a policy of investing at least 80% of its assets in taxable municipal securities. NBB’s benchmark also at the same time changed from the Barclays U.S. Aggregate Build America Bond Eligible Index to the Bloomberg Barclays Taxable Municipal Long Bond Index. These changes were effective on the closing date of the merger.
TENDER OFFER
The Fund’s Board of Trustees authorized the Fund to conduct a tender offer pursuant to which the Fund offered to purchase up to 20% of the Fund’s outstanding shares for cash on a pro rata basis at a price per share equal to 100% of the NAV per share, as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.
On January 2, 2019, Nuveen announced the Fund’s tender offer, which commenced on January 14, 2019 and expired on February 12, 2019. The tender offer was oversubscribed (36% of outstanding shares were tendered), and therefore the Fund purchased 20% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.
During the current reporting period, the Fund repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.
NBB
Common shares repurchased and retired through tender offer	6,838,973
Tender offer price per common share	$20.86
Tender offer discount per common share	0.00%

Refer to Notes to Financial Statements, Note 4 – Fund shares, Tender offer for further details on the tender offer.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2019?
The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.2%, according to the Bureau of Economic Analysis “advance” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in March 2019 from 4.0% in March 2018 and job gains averaged around 211,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in March 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended March 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the pace of price increases has slowed as mortgage rates drifted higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.0% year-over-year in February 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.6% and 3.0%, respectively.
As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. As expected, the Fed held rates steady at its January 2019 committee meeting. At its March 2019 meeting, the Fed’s forecast showed that additional rate hikes in 2019 were unlikely, and Chairman Powell indicated that the Fed’s next move could be either a rate cut or a rate hike. The Fed again kept rates unchanged, as expected, and announced it will discontinue rolling assets off its balance sheet sooner than expected.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China settled on a 90-day trade truce, and after the countries resumed trade talks in early 2019, President Trump said he would not increase the tariffs in March 2019 as planned. Brexit negotiations continued to be uncertain, as a deal was not passed in time for the original March 29, 2019 deadline. Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament, compelling the European Union to agree to an October 31,

2019 delay. Europe also contended with Italy’s new euroskeptic coalition government, the “yellow vest” protests in France, immigration policy concerns and political risk in Turkey. The Trump administration issued sanctions on Russian oligarchs and companies in April 2018 (and later eased some of the restrictions) and on Iran in November 2018 after withdrawing from the 2015 nuclear agreement. After topping a four-year high in October 2018, oil prices fell sharply through December 2018 on concerns of a global supply glut due to weaker global growth and the temporary exemptions from the Iranian oil ban granted to several countries. However, oil prices recovered much of those losses over the early months of 2019 as supply conditions looked tighter than expected. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S. and North Korea held denuclearization summits in June 2018 and February 2019 without securing an agreement. In late December 2018, the U.S. government entered a 35-day partial shutdown due to an impasse on border security funding but averted a second shutdown after the government passed a funding bill in February 2019.
Municipal bonds delivered positive performance in this reporting period. Interest rates were rising through much of the reporting period, as a strong economic backdrop kept the Fed on its course of monetary tightening. The 10-year U.S. Treasury yield peaked at 3.24% in November 2018. However, in December 2018, market volatility spiked as uncertain trade policy, Brexit negotiations, and weak macro data in Europe and China weighed on the U.S. growth outlook. Equities and riskier segments of the bond market sold off sharply in the fourth quarter of 2018. After the Fed’s December meeting, investor expectations for a pause in rate increases drove repricing in the markets, pressuring long-term interest rates meaningfully lower through the end of the reporting period.
Supply and demand conditions in the municipal bond market were favorable to performance in this reporting period, particularly in the latter months. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. For the twelve-month reporting period ending March 31, 2019, taxable municipal bond issuance was 9.4% of all municipal issuance. Municipal bond issuance nationwide totaled $421.9 billion in this reporting period, a 17.4% decrease from the issuance for the twelve-month reporting period ended March 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2019?
Municipal bonds enjoyed strong gains in the reporting period. Moderate economic growth, falling interest rates and the municipal market’s tight supply and strong demand provided tailwinds to municipal bond performance over the past twelve months.
Overall, our strategy during this reporting period was to continue to add value by pursuing active management. We focused on attractive relative value opportunities to enhance the Fund’s long-term performance potential. In this reporting period, we established a few new positions but mainly added to existing positions. Cash for purchases came from the proceeds generated by a small amount of called and maturing bonds and from selling some positions with lower embedded yield structures.

Portfolio Manager’s Comments (continued)
Shareholders should note that with the elimination of the contingent term provision and the expansion of NBB’s investment policy (as described at the beginning of this commentary), the Fund prepared for the 20% tender offer by liquidating a representative share of the portfolio such that the Fund maintained similar duration/yield curve, credit quality and sector positioning before and after the sale. We also shifted our focus to buying less liquid, higher yielding bonds.
How did the Fund perform over the twelve-month reporting period ended March 31, 2019?
The table in the Fund’s Performance Overview and Holding Summaries section of this report provides the Fund’s total returns for the one-year, five-year and since-inception periods ended March 31, 2019. The Fund’s total returns are compared with the performance of the corresponding market indexes.
For the twelve-month reporting period ended March 31, 2019, the total returns on common share net asset value (NAV) for NBB underperformed the return for the Bloomberg Barclays Taxable Municipal Long Bond Index.
Key management factors that influenced the Fund’s returns during this reporting period included duration and yield curve positioning, credit exposure, sector allocation and the use of derivatives. The Fund’s duration and yield curve positioning was unfavorable in the reporting period’s market environment. An overweight to zero to 2-year duration bonds was a drag on relative performance because the shortest duration segment underperformed the market. Credit quality allocations also detracted from relative performance, primarily due to an underweight allocation to BBB rated bonds, which performed strongly in the broad market. Our sector allocations, however, were beneficial to relative results. The outperformance of the Fund’s state general obligation (GO) bonds more than offset the relative underperformance from our allocation to the industrial development revenue sector. Security selection also provided a relative advantage to performance in this reporting period.
The largest driver of relative underperformance was the Fund’s exposure to interest rate futures and swaps. As part of its approach to investing, the Fund uses an integrated leverage and hedging strategy in an effort to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Bloomberg Barclays Taxable Municipal Long Bond Index. As part of this integrated strategy, NBB used inverse floating rate securities, bank borrowings and, beginning in April 2018, reverse repurchase agreements (known as reverse repos) as leverage to potentially magnify performance. During this reporting period, we paid down the bank borrowings and bought reverse repos, which cost less than bank borrowings. At the same time, the Fund used interest rate swaps to reduce their leverage-adjusted durations to a level close to that of the Bloomberg Barclays Taxable Municipal Long Bond Index. In addition, the Fund entered into staggered interest rate swaps to partially fix the interest cost of leverage. During this reporting period, the inverse floaters and interest rate swaps performed as expected. Due to the path of interest rates and credit spread contraction over this reporting period, the use of inverse floaters contributed positively to performance but the gains were more than offset by the negative impact of the duration-shortening swaps. Leverage is discussed in more detail later in this report. The Fund also managed the duration of its portfolio by shorting interest rate futures contracts, which had a negative impact on performance during the reporting period.

Fund Leverage
IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through bank borrowings, reverse repurchase agreements and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund used leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
NBB’s use of leverage had a positive impact on total return performance during this reporting period.

As of March 31, 2019, the Fund’s percentages of leverage are as shown in the accompanying table.

NBB
Effective Leverage*	33.89%
Regulatory Leverage*	0.00%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE
Bank Borrowings
As noted above, the Fund employed regulatory leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Fund Leverage (continued)

					Subsequent to the Close
		Current Reporting Period			of the Reporting Period
				Average Balance
April 1, 2018	Draws	Paydowns	March 31, 2019	Outstanding	Draws	Paydowns	May 28, 2019
$90,175,000	$ —	$(90,175,000)	$ —	$90,175,000**	$ —	$ —	$ —
** For the period April 1, 2018 through April 12, 2018.

Refer to Notes to Financial Statements, Note 8 – Fund Leverage, Borrowings for further details.

Reverse Repurchase Agreements
As noted previously, the Fund utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.
					Subsequent to the Close of
		Current Reporting Period			the Reporting Period
				Average Balance
April 1, 2018	Purchases	Sales	March 31, 2019	Outstanding	Purchases	Sales	May 28, 2019
$ —	$107,175,000***	$ —	$107,175,000	$96,084,348****	$26,000,000	$ —	$133,175,000

***
In connection with the Fund’s merger, the Fund acquired $12,000,000 of reverse repurchase agreement. See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Merger for further details.

****	For the period April 13, 2018 (initial purchase of reverse repurchase agreements) through March 31, 2019.
Refer to Notes to Financial Statements, Note 8 - Fund Leverage, Reverse Repurchase Agreements for further details.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of March 31, 2019. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.
Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
April 2018	$0.1030
May	0.1030
June	0.1030
July	0.1030
August	0.1030
September	0.1030
October	0.1030
November	0.1031
December	0.1030
January	0.1030
February	0.1030
March 2019	0.1030
Total Distributions from Net Investment Income	$1.2361

Yields
Market Yield*	6.02%
* Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)
COMMON SHARE REPURCHASES
During August 2018, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares. The Fund was prohibited, however, from repurchasing its shares during periods when the Fund had an outstanding tender offer (as described below).
As of March 31, 2019, and since the inception of the Fund’s repurchase programs, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.
NBB
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	2,645,000

TENDER OFFER
The Fund’s Board of Trustees authorized the Fund to conduct a tender offer pursuant to which the Fund offered to purchase up to 20% of the Fund’s outstanding shares for cash on a pro rata basis at a price per share equal to 100% of the NAV per share, as determined on the date the tender offer expires.
On January 2, 2019, Nuveen announced the Fund’s tender offer, which commenced on January 14, 2019 and expired on February 12, 2019. The tender offer was oversubscribed (36% of outstanding shares were tendered), and therefore the Fund purchased 20% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.
During the current reporting period, the Fund repurchased and retired their common shares, through the tender offer, at a price per share and a discount per share as shown in the accompanying table.
NBB
Common shares repurchased and retired through tender offer	6,838,973
Tender offer price per common share	$20.86
Tender offer discount per common share	0.00%
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Tender Offer for further details on the tender offer.

OTHER COMMON SHARE INFORMATION
As of March 31, 2019, and during the current reporting period, the Fund’s common share prices were trading at a premium/(discount) to its common share NAV as shown in the accompanying table.
NBB
Common share NAV	$21.35
Common share price	$20.52
Premium/(Discount) to NAV	(3.89)%
12-month average premium/(discount) to NAV	(5.47)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Taxable Municipal Income Fund (NBB)
(formerly known as Nuveen Build America Bond Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBB.

NBB	Nuveen Taxable Municipal Income Fund
(formerly known as Nuveen Build America Bond Fund) Performance Overview and Holding Summaries as of March 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2019

		Average Annual
			Since
	1-Year	5-Year	Inception
NBB at Common Share NAV	3.06%	5.98%	7.66%
NBB at Common Share Price	4.97%	7.40%	7.01%
Bloomberg Barclays Taxable Municipal Long Bond Index	5.81%	6.22%	7.27%
Since inception returns are from 4/27/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	125.9%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations
& Reverse Repurchase Agreements	127.4%
Floating Rate Obligations	(9.1)%
Reverse Repurchase Agreements	(18.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.2%
AAA	4.2%
AA	63.2%
A	16.9%
BBB	8.1%
BB or Lower	3.4%
N/R (not rated)	4.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	33.8%
Transportation	17.4%
Utilities	14.4%
Tax Obligation/General	12.9%
Water and Sewer	12.8%
Other	8.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	23.0%
New York	12.9%
Illinois	9.0%
Texas	7.7%
Ohio	6.8%
Virginia	4.8%
Georgia	4.1%
Washington	3.6%
New Jersey	2.9%
Louisiana	2.8%
Tennessee	2.7%
Other	19.7%
Total	100%

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Nuveen Taxable Municipal Income Fund
(formerly known as Nuveen Build America Bond Fund):
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen Taxable Municipal Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with custodians and brokers and other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
May 28, 2019

NBB	Nuveen Taxable Municipal Income Fund
(formerly known as Nuveen Build America Bond Fund) Portfolio of Investments March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 125.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 125.9% (100.0% of Total Investments)
	Arizona – 1.2% (1.0% of Total Investments)
$ 2,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	5/19 at 102.50	BB	$ 1,983,200
	Basis Schools, Inc. Projects, Series 2018A, 6.000%, 7/01/33, 144A
5,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34 (4)	7/20 at 100.00	Aa2	5,235,150
7,000	Total Arizona			7,218,350
	California – 28.9% (23.0% of Total Investments)
	ABAG Finance Authority for Non-Profit Corporations, California, Special Tax Bonds,
	Community Facilities District 2004-1 Seismic Safety Improvements 690 & 942 Market Street
	Project, Taxable Refunding:
1,950	5.100%, 9/01/28	No Opt. Call	N/R	1,986,329
6,125	5.500%, 9/01/38	9/28 at 100.00	N/R	6,211,179
2,520	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Taxable	No Opt. Call	BBB+	1,484,053
	Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured
75	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	No Opt. Call	AA–	89,738
	Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1, 6.793%, 4/01/30
600	California Infrastructure and Economic Development Bank, Revenue Bonds, University of	No Opt. Call	AA	828,684
	California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B,
	6.486%, 5/15/49
350	California School Finance Authority, Charter School Revenue Bonds, City Charter School	No Opt. Call	N/R	349,808
	Obligated Group, Taxable Series 2016B, 3.750%, 6/01/20, 144A
4,530	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	No Opt. Call	A+	6,831,013
	Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34
2,050	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	3/20 at 100.00	A+	2,145,735
	Build America Taxable Bond Series 2010A-2, 8.000%, 3/01/35
7,010	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa2	9,398,097
	2010B, 6.484%, 11/01/41 (4)
7,115	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond	3/20 at 100.00	AA–	7,455,239
	Series 2010, 7.950%, 3/01/36 (4)
4,110	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond	No Opt. Call	AA–	6,388,872
	Series 2010, 7.600%, 11/01/40
2,720	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	No Opt. Call	BB	2,885,512
	Linda University Medical Center, Series 2014B, 6.000%, 12/01/24
	Los Angeles Community College District, California, General Obligation Bonds, Build
	America Taxable Bonds, Series 2010:
10,000	6.600%, 8/01/42 (UB) (4)	No Opt. Call	AA+	14,427,700
8,500	6.600%, 8/01/42	No Opt. Call	AA+	12,263,545
2,000	Los Angeles Community College District, Los Angeles County, California, General	No Opt. Call	AA+	7,138,640
	Obligation Bonds, Tender Option Bond Trust 2016-XG002, 21.401%, 8/01/49, 144A (IF) (4)
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,
	Multiple Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	7.488%, 8/01/33	No Opt. Call	AA	2,775,187
11,380	7.618%, 8/01/40 (4)	No Opt. Call	AA	17,309,435
9,390	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	No Opt. Call	AA–	12,148,312
	Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39 (4)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,
	Federally Taxable – Direct Payment – Build America Bonds, Series 2010A:
80	5.716%, 7/01/39	No Opt. Call	AA	102,591
725	6.166%, 7/01/40	7/20 at 100.00	AA	756,472

NBB	Nuveen Taxable Municipal Income Fund
(formerly known as Nuveen Build America Bond Fund)
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,685	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	No Opt. Call	AA	$ 2,461,347
	Federally Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45
4,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds,	No Opt. Call	AA+	14,016,440
	Tender Option Bond Trust 2016-XFT906, 20.665%, 7/01/50, 144A (IF) (4)
1,110	Oakland Redevelopment Agency, California, Housing Set Aside Revenue Bonds, Federally	No Opt. Call	AA– (5)	1,132,622
	Taxable Subordinated Series 2011A-T, 7.500%, 9/01/19 (ETM)
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	No Opt. Call	AA+	4,028,040
	Sacramento Area Sewer District, Build America Bond Series 2010A, 6.325%, 8/01/40
4,250	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center,	No Opt. Call	A+	5,022,777
	Series 2015, 5.637%, 4/01/50
2,200	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	No Opt. Call	AAA	3,003,946
	Bonds, Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48
1,500	San Francisco City and County Public Utilities Commission, California, Water Revenue	No Opt. Call	AA–	2,195,295
	Bonds, Taxable Build America Bond Series 2010G, 6.950%, 11/01/50
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax	No Opt. Call	AA	1,505,520
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E,
	8.406%, 8/01/39
	San Francisco City and County, California, Certificates of Participation, 525 Golden
	Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond
	2016-XFT901:
2,000	20.040%, 11/01/41, 144A (IF) (4)	No Opt. Call	AA+	5,410,860
4,000	20.040%, 11/01/41, 144A (IF) (4)	No Opt. Call	AA+	10,821,720
315	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated	No Opt. Call	A (5)	323,971
	Redevelopment Project Series 2011A, 7.000%, 12/01/19 (ETM)
2,000	University of California Regents, Medical Center Pooled Revenue Bonds, Taxable Build	No Opt. Call	AA–	2,782,520
	America Bond Series 2010H, 6.548%, 5/15/48
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable	No Opt. Call	AA–	3,260,658
	Bond Series 2010F, 5.946%, 5/15/45
112,845	Total California			168,941,857
	Colorado – 1.8% (1.4% of Total Investments)
4,000	Colorado Bridge Enterprise, Revenue Bonds, Federally Taxable Build America Series 2010A,	No Opt. Call	AA	5,232,360
	6.078%, 12/01/40
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable	No Opt. Call	AA+	3,813,558
	Bonds, Series 2009C, 5.664%, 12/01/33
1,000	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	No Opt. Call	AA+	1,364,470
	Build America Series 2010B, 5.844%, 11/01/50
8,100	Total Colorado			10,410,388
	Connecticut – 1.4% (1.1% of Total Investments)
7,655	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/20 at 100.00	N/R	8,378,474
	Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone
	Economic Development Bond Series, 12.500%, 4/01/39
	Florida – 0.9% (0.7% of Total Investments)
5,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America	6/19 at 100.00	AAA	5,023,800
	Taxable Bonds, Series 2010G, 5.750%, 6/01/35 (4)
	Georgia – 5.2% (4.1% of Total Investments)
3,540	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County	1/26 at 100.00	AAA	3,683,051
	Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47
1,111	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable	No Opt. Call	A	1,337,155
	Build America Bonds Series 2010A, 6.655%, 4/01/57

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds,
	Refunding Taxable Build America Bonds Series 2010A:
$ 2,984	7.055%, 4/01/57 – AGM Insured	No Opt. Call	AA	$ 4,015,300
17,900	7.055%, 4/01/57	No Opt. Call	BBB+	21,176,774
25,535	Total Georgia			30,212,280
	Illinois – 11.4% (9.0% of Total Investments)
8,080	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable	No Opt. Call	AA	10,182,497
	Build America Bonds, Series 2010B, 6.200%, 12/01/40
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third
	Lien, Build America Taxable Bond Series 2010B:
12,430	6.845%, 1/01/38	1/20 at 100.00	A	12,804,765
355	6.395%, 1/01/40	No Opt. Call	A	473,982
1,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond	No Opt. Call	AA–	1,311,570
	Series 2010B, 6.900%, 1/01/40
1,500	Chicago, Illinois, Water Revenue Bonds, Taxable Second Lien Series 2010B, 6.742%, 11/01/40	No Opt. Call	AA–	2,014,395
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5,	No Opt. Call	BBB	2,274,080
	7.350%, 7/01/35
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3,	No Opt. Call	BBB	15,152,060
	6.725%, 4/01/35
11,912	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable	No Opt. Call	AA–	15,361,596
	Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34 (4)
2,420	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable	No Opt. Call	AA–	3,084,484
	Bonds, Senior Lien Series 2009B, 5.851%, 12/01/34
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 11/30/28	11/19 at 100.00	AAA	2,036,740
400	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State	No Opt. Call	A2	509,896
	Project, Build America Bond Series 2009C, 6.859%, 1/01/39
890	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State	No Opt. Call	A2	1,276,242
	Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40
56,987	Total Illinois			66,482,307
	Indiana – 2.2% (1.8% of Total Investments)
5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series	6/20 at 100.00	AAA	5,123,350
	2010B, 5.636%, 6/01/35 (4)
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Bonds, Series	No Opt. Call	AA+	6,445,950
	2010A-2, 6.004%, 1/15/40
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds,	No Opt. Call	AA+	1,272,630
	Series 2010B-2, 6.116%, 1/15/40 (4)
11,000	Total Indiana			12,841,930
	Kentucky – 2.3% (1.9% of Total Investments)
5,000	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project,	9/20 at 100.00	AA	6,178,200
	Tender Option Bond Trust 2016-XFT902, 19.729%, 9/01/37, 144A (IF) (4)
5,450	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and	No Opt. Call	AA	7,544,871
	Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43 (4)
10,450	Total Kentucky			13,723,071
	Louisiana – 3.6% (2.8% of Total Investments)
20,350	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Build America Taxable	2/20 at 100.00	AA	20,915,120
	Bonds, Series 2010B, 6.087%, 2/01/45 (UB) (4)
	Massachusetts – 1.6% (1.3% of Total Investments)
4,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender	No Opt. Call	AA+	9,261,400
	Option Bond Trust 2016-XFT907, 16.136%, 6/01/40, 144A (IF) (4)

NBB	Nuveen Taxable Municipal Income Fund
(formerly known as Nuveen Build America Bond Fund)
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 1.5% (1.2% of Total Investments)
$ 8,855	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	No Opt. Call	B–	$ 8,809,574
	Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34
	Mississippi – 0.4% (0.3% of Total Investments)
2,085	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F,	No Opt. Call	AA	2,506,837
	5.245%, 11/01/34
	Missouri – 0.3% (0.3% of Total Investments)
1,590	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America	No Opt. Call	AA+	1,988,963
	Taxable Bonds, Series 2009A, 5.960%, 11/01/39
	Nevada – 2.2% (1.8% of Total Investments)
6,700	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	6,772,561
3,300	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond	No Opt. Call	Aa2	4,997,916
	Series 2010C, 6.820%, 7/01/45
1,315	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Taxable Build	9/19 at 100.00	AA–	1,343,233
	America Bond Series 2009B, 7.800%, 9/01/39
11,315	Total Nevada			13,113,710
	New Jersey – 3.7% (2.9% of Total Investments)
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing	6/20 at 100.00	A–	1,033,710
	Program Bonds, Build America Bond Series 2010CC-1, 6.425%, 12/15/35
3,000	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F,	No Opt. Call	A+	4,511,490
	7.414%, 1/01/40
8,805	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+	12,853,891
	7.102%, 1/01/41
2,000	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa3	2,483,380
	2010H, 5.665%, 5/01/40
530	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	No Opt. Call	BBB+	626,375
	Build America Bond Series 2009A-5, 7.000%, 11/01/38
15,335	Total New Jersey			21,508,846
	New York – 16.3% (12.9% of Total Investments)
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	No Opt. Call	AA+	31,206,250
	Build America Taxable Bonds, Series 2010, 5.600%, 3/15/40 (UB)
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	No Opt. Call	AA+	4,482,540
	Tender Option Bond Trust 2016-XFT903, 15.326%, 3/15/40, 144A (IF) (4)
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America	No Opt. Call	A–	6,355,722
	Taxable Bond Series 2010B, 5.850%, 5/01/41
1,410	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America	No Opt. Call	AA	2,110,375
	Taxable Bonds, Series 2010C, 7.336%, 11/15/39 (4)
1,270	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally	No Opt. Call	AA–	1,715,859
	Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39
970	New York City Industrial Development Agency, New York, Installment Purchase and Lease	No Opt. Call	BBB	1,047,241
	Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 6.027%, 1/01/46 – AMBAC Insured
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA:
1,000	5.790%, 6/15/41	6/20 at 100.00	AA+	1,037,120
1,500	5.440%, 6/15/43 (4)	No Opt. Call	AA+	1,938,090
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010:
2,025	5.952%, 6/15/42 (UB)	No Opt. Call	AA+	2,766,980
2,595	5.952%, 6/15/42	No Opt. Call	AA+	3,545,834

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System	No Opt. Call	AA+	$ 10,228,746
	Revenue Bonds, Second Generation Resolution, Tender Option Bond Trust 2016-XFT908, 17.023%,
	6/15/44, 144A (IF)
10,905	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	No Opt. Call	AA	14,553,486
	Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40 (4)
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build	No Opt. Call	AAA	12,389,700
	America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)
1,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America	12/20 at 100.00	Aa1	1,595,970
	Bonds, Series 2010-F1, 6.646%, 12/01/31
68,870	Total New York			94,973,913
	Ohio – 8.6% (6.8% of Total Investments)
6,350	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds,	No Opt. Call	A	9,584,055
	Build America Bond Series 2010B, 7.834%, 2/15/41
1,500	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	2,243,220
	America Bond Series 2010B, 7.499%, 2/15/50
6,690	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds,	No Opt. Call	A1	8,731,654
	Build America Bond Series 2009C, 6.053%, 2/15/43
25	Jobs Ohio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	No Opt. Call	AA	28,123
	Taxable Series 2013B, 4.532%, 1/01/35
17,850	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build	11/20 at 100.00	AA+	18,764,277
	America Taxable Bonds, Series 2010, 6.038%, 11/15/40 (4)
10,575	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue	1/26 at 100.00	N/R	10,316,336
	Bonds, Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien
	Series 2016A, 6.600%, 1/01/39
635	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project,	No Opt. Call	N/R	623,221
	Taxable Series 2016A-2, 8.500%, 1/15/22, 144A
43,625	Total Ohio			50,290,886
	Oregon – 2.1% (1.6% of Total Investments)
4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally	5/20 at 100.00	AA	4,738,200
	Taxable Build America Bonds, Tender Option Bond Trust 2016-TXG001, 18.732%, 5/01/35,
	144A (IF) (4)
7,230	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds,	No Opt. Call	A3	7,339,033
	Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A,
	8.250%, 11/01/19
11,230	Total Oregon			12,077,233
	Pennsylvania – 1.7% (1.4% of Total Investments)
1,915	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build	No Opt. Call	A1	2,439,767
	America Taxable Bonds, Series 2009D, 6.218%, 6/01/39
2,000	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Third Series	7/20 at 100.00	Aa3	2,073,220
	2010B, 5.850%, 7/15/30
1,535	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	A+	2,017,374
	Series 2009A, 6.105%, 12/01/39
2,715	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	A+	3,444,928
	Series 2010B, 5.511%, 12/01/45
8,165	Total Pennsylvania			9,975,289
	South Carolina – 3.3% (2.6% of Total Investments)
	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,
	Federally Taxable Build America Series 2010C:
8,980	6.454%, 1/01/50 (UB)	No Opt. Call	A+	12,518,300
2,000	6.454%, 1/01/50 – AGM Insured	No Opt. Call	AA	2,830,900

NBB	Nuveen Taxable Municipal Income Fund
(formerly known as Nuveen Build America Bond Fund)
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 210	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	A+	$ 623,719
	Federally Taxable Build America Bonds, Tender Option Bond Trust 2016-XFT909, 19.769%,
	1/01/50, 144A (IF)
2,585	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	No Opt. Call	AA	3,194,801
	Series 2013C, 5.784%, 12/01/41 – AGM Insured
13,775	Total South Carolina			19,167,720
	Tennessee – 3.4% (2.7% of Total Investments)
2,500	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital	No Opt. Call	A	2,830,325
	Project, Series 2018B, 5.308%, 4/01/48
5,000	Metropolitan Government Nashville & Davidson County Convention Center Authority,	No Opt. Call	A+	6,902,700
	Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2,
	7.431%, 7/01/43
7,350	Metropolitan Government Nashville & Davidson County Convention Center Authority,	No Opt. Call	AA	10,141,162
	Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series
	2010B, 6.731%, 7/01/43
14,850	Total Tennessee			19,874,187
	Texas – 9.7% (7.7% of Total Investments)
2,520	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA+	3,371,029
	Series 2009B, 5.999%, 12/01/44
13,500	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds,	No Opt. Call	A	17,892,630
	Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42
12,720	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series	2/20 at 100.00	Baa2	13,318,858
	2010-B2, 8.910%, 2/01/30
10,285	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series	No Opt. Call	A+	15,327,633
	2009B, 6.718%, 1/01/49
1,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America	No Opt. Call	AA+	1,325,920
	Taxable Bond Series 2010A, 5.808%, 2/01/41
10	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012, 4.427%, 2/01/42	No Opt. Call	Aa1	11,262
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B,	8/20 at 100.00	AAA	5,198,850
	6.038%, 8/01/40 (4)
45,035	Total Texas			56,446,182
	Utah – 0.7% (0.6% of Total Investments)
4,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build	4/20 at 100.00	AA+	4,118,800
	America Bonds, Series 2010A, 5.700%, 10/01/40
	Virginia – 6.1% (4.8% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien, Build America Bond
	Series 2009D:
1,000	7.462%, 10/01/46 – AGM Insured	No Opt. Call	AA	1,554,940
10,260	7.462%, 10/01/46	No Opt. Call	BBB+	15,501,629
11,420	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	6/25 at 100.00	B–	11,060,270
	Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46
6,135	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 117.16	N/R	7,366,356
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018B, 12.000%,
	4/01/48, 144A
28,815	Total Virginia			35,483,195
	Washington – 4.6% (3.6% of Total Investments)
4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	8,382,760
	America Bonds, Tender Option Bond Trust 2016-XFT905, 15.471%, 2/01/40, 144A (IF) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 14,025	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	No Opt. Call	Aa3	$ 18,414,965
	Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40
18,025	Total Washington			26,797,725
	West Virginia – 0.8% (0.7% of Total Investments)
4,875	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed	6/25 at 100.00	B+	4,874,756
	Bonds, Taxable Turbo Series 2007A, 7.467%, 6/01/47
$ 569,367	Total Long-Term Investments (cost $604,406,828)			735,416,793
	Floating Rate Obligations – (9.1)%			(53,090,000)
	Reverse Repurchase Agreements – (18.3)% (6)			(107,175,000)
	Other Assets Less Liabilities – 1.5% (7)			8,946,191
	Net Assets Applicable to Common Shares – 100%			584,097,984

Investments in Derivatives
Futures Contracts
Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury Ultra Bond	Short	(925)	6/19	$(149,912,616)	$(155,400,000)	$(5,487,384)	$346,875

Interest Rate Swaps – OTC Cleared
											Variation
		Fund	Floating		Fixed Rate				Premiums	Unrealized	Margin
	Notional	Pay/Receive	Rate	Fixed Rate	Payment	Effective	Maturity		Paid	Appreciation	Receivable/
	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (8)	Date	Value	(Received)	(Depreciation)	(Payable)
	$15,000,000	Receive	3-Month	2.723%	Semi-Annually	4/22/20	4/22/35	$ (376,971)	$ 642	$ (377,613)	$ 52,543
			LIBOR
	79,000,000	Receive	3-Month	2.979%	Semi-Annually	10/04/19	10/04/29	(4,016,822)	1,446	(4,018,268)	253,912
			LIBOR
Total	$94,000,000							$(4,393,793)	$2,088	$(4,395,881)	$306,455
Total interest rate swap premiums paid									$2,088
Total interest rate swap premiums received									$ —
Total receivable for variation margin on swap contracts											$306,455
Total payable for variation margin on swap contracts											$ —

NBB	Nuveen Taxable Municipal Income Fund
(formerly known as Nuveen Build America Bond Fund)
Portfolio of Investments (continued) March 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions and/or reverse repurchase agreements. As of the end of the reporting period, investments with a value of $130,928,697 have been pledged as collateral for reverse repurchase agreements.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Reverse Repurchase Agreements as a percentage of Total Investments is 14.6%.
(7)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2019

Assets
Long-term investments, at value (cost $604,406,828)	735,416,793
Cash collateral at broker for investments in futures contracts(1)	3,600,000
Cash collateral at broker for investments in swaps(1)	4,274,566
Interest rate swaps premiums paid	2,088
Receivable for:
Interest	12,143,291
Investments sold	116,000
Variation margin on futures contracts	346,875
Variation margin on swap contracts	306,455
Other assets	46,031
Total assets	756,252,099
Liabilities
Cash overdraft	8,242,816
Reverse repurchase agreements	107,175,000
Floating rate obligations	53,090,000
Payable for common share dividends	2,759,443
Accrued expenses:
Management fees	433,387
Interest	151,009
Trustees fees	51,019
Other	251,441
Total liabilities	172,154,115
Net assets applicable to common shares	$584,097,984
Common shares outstanding	27,355,891
Net asset value (“NAV”) per common share outstanding	$21.35

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$273,559
Paid-in surplus	497,592,914
Total distributable earnings	86,231,511
Net assets applicable to common shares	$584,097,984
Authorized common shares	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Year Ended March 31, 2019

Investment Income	$40,743,357
Expenses
Management fees	5,008,691
Interest expense	3,777,950
Custodian fees	78,665
Trustees fees	22,610
Professional fees	93,036
Shareholder reporting expenses	94,072
Shareholder servicing agent fees	249
Stock exchange listing fees	7,299
Investor relations expenses	8,396
Merger expenses	752,740
Other	35,014
Total expenses	9,878,722
Net investment income (loss)	30,864,635
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,357,815)
Futures contracts	(5,165,501)
Swaps	2,932,852
Change in net unrealized appreciation (depreciation) of:
Investments	10,449,587
Futures contracts	(5,487,384)
Swaps	(7,655,816)
Net realized and unrealized gain (loss)	(10,284,077)
Net increase (decrease) in net assets applicable to common shares from operations	$20,580,558

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year	Year(1)
	Ended	Ended
	3/31/19	3/31/18
Operations
Net investment income (loss)	$30,864,635	$31,285,532
Net realized gain (loss) from:
Investments	(5,357,815)	3,329,114
Futures contracts	(5,165,501)	—
Swaps	2,932,852	2,650,576
Change in net unrealized appreciation (depreciation) of:
Investments	10,449,587	11,189,130
Futures contracts	(5,487,384)	—
Swaps	(7,655,816)	(992,592)
Net increase (decrease) in net assets applicable to common shares from operations	20,580,558	47,461,760
Distributions to Common Shareholders(2)
Dividends(3)	(35,034,265)	(32,707,013)
Decrease in net assets applicable to common shares from distributions to common shareholders	(35,034,265)	(32,707,013)
Capital Share Transactions
Common Shares:
Issued in Merger	160,226,114	—
Cost of shares repurchased and retired through tender offer	(142,860,745)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	17,365,369	—
Net increase (decrease) in net assets applicable to common shares	2,911,662	14,754,747
Net assets applicable to common shares at the beginning of period	581,186,322	566,431,575
Net assets applicable to common shares at the end of period	$584,097,984	$581,186,322

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 11 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Fund’s distributions to common shareholders were paid from net investment income.
See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended March 31, 2019

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$20,580,558
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(29,766,277)
Proceeds from sales and maturities of investments	172,876,702
Proceeds from (Purchases of) short-term investments, net	2,555,990
Premiums received (paid) for interest rate swaps	(295)
Amortization (Accretion) of premiums and discounts, net	1,683,242
(Increase) Decrease in:
Receivable for interest	2,540,725
Receivable for investments sold	(104,000)
Receivable for variation margin on future contracts	(346,875)
Receivable for variation margin on swap contracts	(306,455)
Other assets	1,786
Increase (Decrease) in:
Payable for variation margin on swap contracts	(255,595)
Accrued management fees	33,533
Accrued interest	131,269
Accrued Trustees fees	4,872
Accrued other expenses	(135,191)
Net realized (gain) loss from investments	5,357,815
Change in net unrealized (appreciation) depreciation of investments	(10,449,587)
Net cash provided by (used in) operating activities	164,402,217
Cash Flows from Financing Activities
Proceeds from reverse repurchase agreements	95,175,000
Repayment of borrowings	(90,175,000)
Increase (Decrease) in cash overdraft	8,242,816
Cash distributions paid to common shareholders	(34,936,494)
Cost of common shares repurchased and retired through tender offer	(142,860,745)
Net cash provided by (used in) financing activities	(164,554,423)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(152,206)
Cash and cash collateral at brokers at the beginning of period	6,674,707
Cash and cash collateral acquired in connection with the Merger	1,352,065
Cash and cash collateral at brokers at the end of period	$7,874,566

Supplemental Disclosures of Cash Flow Information(1)
Cash paid for interest (excluding borrowing costs)	$3,638,632

(1)	See Note to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Merger for more information of the non-cash activities related to the Fund’s Merger.
See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions
	Investment Operations				to Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Accumulated			Ending
	Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
Year Ended 3/31:
2019	$21.96	$1.08	$(0.45)	$0.63	$(1.24)	$ —	$(1.24)	$21.35	$20.52
2018	21.41	1.18	0.61	1.79	(1.24)	—	(1.24)	21.96	20.79
2017	22.09	1.22	(0.62)	0.60	(1.28)	—	(1.28)	21.41	20.90
2016	23.13	1.29	(0.98)	0.31	(1.35)	—	(1.35)	22.09	21.59
2015	21.45	1.37	1.70	3.07	(1.39)	—	(1.39)	23.13	21.24

	Borrowings at
	the End of Period
	Aggregate
	Amount	Asset
	Outstanding	Coverage
	(000)	Per $1,000
Year Ended 3/31:
2019	$ —	$ —
2018	90,175	7,445
2017	90,175	7,281
2016	89,500	7,532
2015	89,500	7,839

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(c)

	Based on	Ending		Net	Portfolio
Based on	Share	Net		Investment	Turnover
NAV(b)	Price(b)	Assets (000)	Expenses	Income (Loss)	Rate(d)
3.06%	4.97%	$584,098	1.64%	5.12%	4%
8.47	5.42	581,186	1.34	5.37	6
2.66	2.70	566,432	1.21	5.48	11
1.63	8.66	584,597	1.13	5.93	16
14.61	15.75	612,075	1.07	6.04	13

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)  •   Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund
          Leverage), where applicable.

•    The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Year Ended 3/31:
2019	0.63%
2018	0.47
2017	0.33
2016	0.22
2015	0.19

(d)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Taxable Municipal Income Fund (NBB) (formerly known as Nuveen Build America Bond Fund) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on December 4, 2009.
In conjunction with the merger mentioned below, NBB’s contingent term policy was eliminated and its name was changed to Nuveen Taxable Municipal Income Fund (NBB). The Fund’s benchmark also changed from the Barclays U.S. Aggregate Build America Bond Eligible to the Bloomberg Barclays Taxable Municipal Long Bond Index. Additionally, NBB conducted a tender offer of twenty percent of its shares as further described in Note 4 – Fund Shares, Tender Offer.
The end of the reporting period for the Fund is March 31, 2019, and the period covered by these Notes to Financial Statements is for the fiscal year ended March 31, 2019 (the “current fiscal period”).
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives and Principal Investment Strategies
The Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. The Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of taxable municipal securities, which make up approximately 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates). Prior to November 19, 2018, the Fund invested approximately 80% of its managed assets in taxable municipal securities known as Build America Bonds (“BABs”). BABs include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009, which offered municipal issuers a federal subsidy equal to 35% of a bond’s interest payments. Under normal circumstances, the Fund may invest 20% of its managed assets in securities other than taxable municipal securities including tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of the Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by the Sub-Adviser. In addition, the Fund will use an integrated leverage and hedging strategy so that the Fund has the potential to enhance income and risk-adjusted total return over time. The Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities.
Fund Merger
Effective prior to the opening of business on November 19, 2018, Nuveen Build American Bond Opportunity Fund (NBD) (the “Target Fund”) was merged into the Fund (the “Acquiring Fund”) (the “Merger”).
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of the Merger, the Target Fund merged with and into a wholly-owned subsidiary of the Acquiring Fund (“Merger Sub”), formed solely for the purpose of consummating the Merger. Shares of the Target Fund were converted into newly issued common shares of the Acquiring Fund. The Merger Sub then distributed its assets to the Acquiring Fund and the Acquiring Fund assumed all the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub. As a result of the Merger, the assets of the Target Fund and the Acquiring Fund were combined and shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate NAV of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger. However, no fractional Acquiring Fund shares were distributed to Target Fund’s shareholders in connection with the Merger. Details of the Merger are further described in Note 10 – Fund Merger.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

Notes to Financial Statements (continued)
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$735,416,793	$—	$735,416,793
Investments in Derivatives:
Futures Contracts**	(5,487,384)	—	—	(5,487,384)
Interest Rate Swaps**	—	(4,395,881)	—	(4,395,881)
Total	$(5,487,384)	$731,020,912	$—	$725,533,528

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of the Fund. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

Notes to Financial Statements (continued)
As of the end of the reporting period, the aggregate value of Floaters issued by the Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding
Floating rate obligations: self-deposited Inverse Floaters	$53,090,000
Floating rate obligations: externally-deposited Inverse Floaters	139,190,000
Total	$192,280,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters
Average floating rate obligations outstanding	$53,090,000
Average annual interest rate and fees	2.10%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$53,090,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	139,190,000
Total	$192,280,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which the Fund may invest, which are considered portfolio securities for financial reporting purposes, the Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Fund managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$48,682,339
*
The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivative		(Liability) Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation
		margin on futures contracts*	$(5,487,384)	—	$ —

*
Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
		Net Realized	Change in net Unrealized
Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Risk Exposure	Instrument	Futures Contracts	Futures Contracts
Interest rate	Futures contracts	$(5,165,501)	$(5,487,384)

Interest Rate Swap Contracts
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Notes to Financial Statements (continued)
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, the Fund continued to use swap contracts to reduce the duration of its bond portfolio as well as to fix its interest cost of leverage.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$133,200,000
* The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps (OTC Cleared)	Receivable for variation
		margin on swap contracts**^	$(4,395,881)	—	$ —

**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
^
Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
		Net Realized	Change in Net Unrealized
Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Risk Exposure	Instrument	Swaps	Swaps
Interest rate	Swaps	$2,932,852	$(7,655,816)

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Tender Offer
The Board has authorized the Fund to conduct a tender offer pursuant to which the Fund would offer to purchase up to 20% of its then outstanding shares for cash on a pro rata basis at a price per share equal 100% of the NAV per share as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.
On January 2, 2019, Nuveen announced the Fund’s tender offer, which commenced on January 14, 2019 and expired on February 12, 2019. The tender offer was oversubscribed (36% of outstanding shares were tendered), and therefore the Fund purchased 20% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.
The final results of the tender offer are as shown in the accompanying table.

Number of common shares outstanding before tender offer	34,194,864
Number of common shares authorized for tender offer	6,838,973
Purchase price (100% of share NAV on expiration date)	$20.8631
Number of common shares outstanding after tender offer	27,355,891

Common Share Transactions
Transactions in common shares during the Fund’s current and prior fiscal period, where applicable were as follows:

	Year Ended	Year Ended
	3/31/19	3/31/18
Common shares:
Issued in the Merger	7,732,879	—
Repurchased and retired through tender offer	(6,838,973)	—
Tender offer:
Price per common share	$20.86	—
Discount per common share	0.00%	—

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

Purchases	$ 29,766,277
Sales and maturities	172,876,702

6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to Financial Statements (continued)
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2019.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$556,207,866
Gross unrealized:
Appreciation	$130,192,602
Depreciation	(4,085,527)
Net unrealized appreciation (depreciation) of investments	$126,107,075

Tax cost of futures contracts	$(5,487,384)
Net unrealized appreciation (depreciation) of futures contracts	—

Tax cost of swaps	$2,088
Net unrealized appreciation (depreciation) of swaps	(4,395,881)

Permanent differences, primarily due to bond premium amortization adjustments, reorganization adjustments, nondeductible reorganization expenses, and treatment of notional principal contracts, resulted in reclassifications among the Fund’s components of common share net assets as of March 31, 2019, the Fund’s tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2019, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$246,428
Undistributed net long-term capital gains	—

[1]
Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2019, and paid on April 1, 2019.

The tax character of distributions paid during the Fund’s tax years ended March 31, 2019 and March 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019
Distributions from net ordinary income[2]	$34,942,192
Distributions from net long-term capital gains	—

2018
Distributions from net ordinary income[2]	$32,707,013
Distributions from net long-term capital gains	—

[2] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of March 31, 2019, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$8,789,496
Long-term	24,118,958
Total	$32,908,454

A portion of NBB’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.
7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2019, the complex-level fee for the Fund was 0.1588%.

Notes to Financial Statements (continued)
Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.
8. Fund Leverage
Borrowings
The fund began the reporting period with a committed secured 364-day line of credit (“Borrowings”) which permitted the Fund to borrow on a secured basis as a means of leverage. As of the end of the period, the Fund’s maximum commitment amount under these Borrowing is as follows:

Maximum commitment amount	$90,175,000
On April 13, 2018 the Fund paid down and terminated its Borrowings agreement as part of reverse repurchase agreement activity further described below. During the period April 1, 2018 through April 13, 2018, the average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

Average daily balance outstanding	$90,175,000
Average annual interest rate	2.64%

In order to maintain these Borrowings, the Fund met certain collateral, asset coverage and other requirements. Borrowings outstanding were fully secured by securities held in the Fund’s portfolio of investments. Interest expense incurred on the Fund’s Borrowings was calculated at a rate per annum equal to the higher of the overnight Federal Funds rate plus 0.75% or (ii) the one-month LIBOR plus 0.75%. In addition to the interest expense, the Fund paid a 0.15% per annum facility fee, based on the unused portion of the commitment amount of the Borrowings at all times when the outstanding Borrowings is greater than 50% of the maximum commitment amount, otherwise the fee was increased to 0.25% per annum. The Fund also incurred an upfront fee of 0.10% at the beginning of the commitment period based on the maximum commitment amount of the Borrowings.
Interest expense, facility fees and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.
Reverse Repurchase Agreements
During the current fiscal period, the Fund entered into a reverse repurchase agreement as a means of leverage.
In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.
Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.
As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreement were as follows:

		Principal			Value and
Counterparty	Coupon	Amount	Maturity	Value	Accrued Interest
Wells Fargo Bank, N.A.	2.98%	$(107,175,000)	5/15/19	$(107,175,000)	$(107,326,009)

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreement were as follows:

Average daily balance outstanding	$96,084,348*
Weighted average interest rate	2.74%

*	For the period April 13, 2018 (initial purchase of reverse repurchase agreements) through March 31, 2019.

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.
		Collateral
	Reverse Repurchase	Pledged to	Net
Counterparty	Agreements**	counterparty***	Exposure
Wells Fargo Bank, N.A.	$(107,326,009)	$107,326,009	$ —

**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
***	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.
9. Inter-Fund Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.
10. Fund Merger
The Merger as previously described in Note 1 — General Information and Significant Accounting Policies, Fund Merger, was structured to qualify as a tax-free merger under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Merger, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Fund as of the date of the Merger, were as follows:

NBD
Cost of investments	$140,205,858
Fair value of investments	173,393,452
Net unrealized appreciation (depreciation) of investments	33,187,594

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to Financial Statements (continued)
Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Merger were as follows:

Target Fund – Prior to Merger	NBD
Common shares outstanding	7,205,250
Net assets applicable to common shares	$160,226,114
NAV per common share outstanding	$ 22.24

Acquiring Fund – Prior to Merger	NBB
Common shares outstanding	26,461,985
Net assets applicable to common shares	$548,295,619
NAV per common share outstanding	$ 20.72

Acquiring Fund – Post Merger	NBB
Common shares outstanding	34,194,864
Net assets applicable to common shares	$708,521,733
NAV per common share outstanding	$ 20.72

Pro Forma Results of Operations (Unaudited)
The beginning of the Target Fund’s current fiscal period was April 1, 2018. Assuming the Merger had been completed on April 1, 2018, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:
Acquiring Fund – Pro Forma Results from Operations	NBB
Net investment income (loss)	$ 35,874,645
Net realized and unrealized gains (losses)	(19,204,509)
Change in net assets resulting from operations	16,670,136

Because the combined investment portfolios for the Merger have been managed as a single integrated portfolio since the Merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Merger was consummated.
Cost and Expenses
In connection with the Merger, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Merger expenses” on the Statement of Operations.
11. New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to common shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of March 31, 2018, the Fund’s Statement of Changes in Net Assets reflected the following UNII balance.

UNII at the end of period	$(6,100,871)

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.
12. Subsequent Events
Reverse Repurchase Agreements
During April and May 2019, the Fund increased the balance on its reverse repurchase agreement to $133,175,000.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Distribution Information
The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in the Internal Revenue Code Section 871(k) for the taxable year ended March 31, 2019:

% of Interest-Related Dividends for the period April 1, 2018 through December 31, 2018	100.0%
% of Interest-Related Dividends for the period January 1, 2019 through March 31, 2019	100.0%

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NBB
Common Shares repurchased	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Bloomberg Barclays Aggregate-Eligible Build America Bond Index: An unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Bloomberg Barclays. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Bloomberg Barclays Taxable Municipal Long Bond Index: A rules-based, market-value-weighted index engineered for the long-term taxable municipal bond market. Bonds in the index have effective maturities of 10+ years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

•
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Glossary of Terms Used in this Report (Unaudited) (continued)
•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

•
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•
S&P Taxable Municipal Index: A broad benchmark index designed to measure the performance of the investment grade U.S. taxable municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II
Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).
168

■ JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III
Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
168

■ WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
168

■ ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
168

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
168

■ JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	168

■ CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	168

■ MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
168

■ ROBERT L. YOUNG(2) 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	166

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Interested Board Member:

■ MARGO L. COOK(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
168

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007
Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.

■ NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016
Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

■ WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

■ DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.

■ TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007
Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ WILLIAM T. MEYERS 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018
Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017
Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008
Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.

■ WILLIAM A. SIFFERMANN 1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

■ JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).

■ E. SCOTT WICKERHAM 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019
Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds (continued):

■ MARK L. WINGET 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.

■ GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-C-0319D 838661-INV-Y-05/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Taxable Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended [5]	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2019	$33,040	$10,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2018	$28,040	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

[5] Nuveen Taxable Municipal Income Fund, formerly known as Nuveen Build America Bond Fund, underwent a name change on 11/19/2018.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2019	$ 0	$ 0	$ 0	$ 0
March 31, 2018	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Manager”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Daniel J. Close, CFA, Managing Director of Nuveen Asset Management, is the lead portfolio manager for Nuveen Asset Management’s taxable municipal strategies.  He manages several state-specific municipal bond strategies and related institutional portfolios.  He also serves as portfolio manager for national closed-end funds.  He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.

John V. Miller, CFA, joined Nuveen’s investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with C.W. Henderson & Assoc., a municipal bond manager for private accounts. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is a Senior Managing Director of Nuveen Asset Management and leads the municipals fixed income strategic direction and investment perspectives. Before being named the Co-Head of Fixed Income of Nuveen Asset Management in 2011, he was chief investment officer for the firm’s municipal bond team starting in 2007.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Daniel J. Close	Registered Investment Company	15	$6.70 billion
	Other Pooled Investment Vehicles	14	$3.74 billion
	Other Accounts	22	$2.60 billion
John V. Miller	Registered Investment Company	9	$31.87 billion
	Other Pooled Investment Vehicles	8	$680 million
	Other Accounts	13	$66.6 million
*	Assets are as of March 31, 2019. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).  FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NBB SECURITIES AS OF MARCH 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X
John V. Miller	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Taxable Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: June 6, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 6, 2019